UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☑	Preliminary Information Statement
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☐	Definitive Information Statement

xG Technology, Inc.

(Name of Registrant as Specified In Charter)

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240 S. Pineapple Avenue, Suite 701
Sarasota, FL 34236
(941) 953-9035

INFORMATION STATEMENT

To the Holders of Common Stock of xG Technology, Inc.,

This Information Statement is being circulated to the stockholders of record of the outstanding common stock, $0.00001 par value per share (the “Common Stock”), of xG Technology, Inc. (the “Company”), as of the close of business on February 27, 2015, pursuant to rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the enclosed Information Statement is to inform our stockholders of action taken by written consent of the holders of the majority of our stockholders, holding 50.02% of the outstanding shares of our Common Stock. The enclosed Information Statement shall be considered the notice required under Section 228 of the Delaware General Corporate Law (the “DGCL”).

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

The following actions were authorized by written consent of a majority of our outstanding voting stock:

On December 30, 2014, the Company entered into a purchase agreement (the “First Agreement”), pursuant to which the Company sold to 31 Group, LLC (“31 Group”), 750,000 of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”), par value $0.00001 per share and warrants to purchase 500,000 shares of the Company’s Common Stock (the “Series A Warrants”) for a purchase price of $750,000. The Company also issued 33,142 shares of Common Stock in consideration of 31 Group’s execution and delivery of the First Agreement (the “Series A Commitment Shares”).

On February 11, 2015, the Company entered into a purchase agreement (the “Second Agreement”), pursuant to which the Company sold to 31 Group, 350,000 of the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”), par value $0.00001 per share and warrants to purchase 175,000 shares of the Company’s Common Stock (the “Series B Warrants”), for a purchase price of $350,000. The Company also issued 24,619 shares of Common Stock in consideration of 31 Group’s execution and delivery of the Second Agreement (the “Series B Commitment Shares”).

On February 24, 2014, the Company entered into a purchase agreement (the “Third Agreement,” collectively with the First Agreement and the Second Agreement, referred to herein as the “Agreements”), pursuant to which the Company sold to 31 Group and another institutional investor (the “Investors”), 1,800,000 of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”), par value $0.00001 per share, and warrants to purchase 900,000 shares of the Common Stock (the “Series C Warrants”) for a purchase price of $1,800,000. The Company also issued 118,631 shares of Common Stock in consideration of the Investors’ execution and delivery of the Third Agreement (the “Series C Commitment Shares”).

The Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock (collectively the “Preferred Stock”), and the Series A Commitment Shares, Series B Commitment Shares and Series C Commitment Shaeres (collectively, the “Commitment Shares”), were issued pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-197820), filed with the SEC in accordance with the provisions of the Securities Act and declared effective on August 21, 2014. The Series A Warrants, Series B Warrants and Series C Warrants (collectively the “Warrants”) were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”).

The Company is subject to the NASDAQ Stock Market’s Listing Rules because our Common Stock is currently listed on the NASDAQ Capital Market. Pursuant to NASDAQ Listing Rule 5635(d), shareholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving: (i) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

ii

The majority of our outstanding voting stock, in accordance with Nasdaq Listing Rule 5635(d), pursuant to the First Agreement, the Second Agreement and the Third Agreement (referred to collectively herein as the “Agreements”), approved of the issuance of all of the Preferred Stock, including, without limitation, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, without regard to any limitations set forth in the respective Certificates of Designation; the shares of the Common Stock issuable upon conversion of the Preferred Stock; the Commitment Shares, including, without limitation, the Series A Commitment Shares, the Series B Commitment Shares and the Series C Commitment Shares; the Warrants, including, without limitation, the Series A Warrants, the Series B Warrants and the Series C Warrants; and, all of the Common Stock issuable upon exercise of the Warrants.

The consent we have received constitutes the only stockholder approval required under the Delaware General Corporation Law and, Nasdaq Listing Rule 5635(d), our Certificate of Incorporation, and Bylaws, to approve the issuance of the shares of the Preferred Stock, the Warrants and the Commitment Shares, as well as the Common Stock issuable upon exercise of the Warrants, and the Common Stock issuable upon conversion of the Preferred Stock. Our Board of Directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

The action taken by written consent of the holders of a majority of our outstanding voting stock will not become effecting until the date that is twenty (20) calendar days after the enclosed Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

By order of the Board of Directors

/s/ Roger G. Branton

Roger G. Branton
Chief Financial Officer

March   , 2015

iii

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF
DIRECTORS OF THE COMPANY. WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND
YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY

INFORMATION STATEMENT

March   , 2015

GENERAL INFORMATION

xG Technology, Inc., a Delaware Corporation, with its principal executive offices located at 240 S. Pineapple Avenue, Suite 701, Sarasota, Florida, 34236, is sending you this Notice and Information Statement to notify you of actions that the holders of a majority of our outstanding voting stock have taken by written consent in lieu of a special meeting of stockholders. References in this Information Statement to the “Company, “we,” “our,” “us,” and xG” are to xG Technology, Inc.

Copies of this Information Statement are being mailed on or about March   , 2015, to the holders of record on February 27, 2015, which we refer to as the Record Date, of the outstanding shares of our Common Stock.

Background

The following actions were approved by the written consent of the majority stockholders holding 50.02% of our outstanding voting stock on February 24, 2015, in lieu of a special meeting.

On December 30, 2014, the Company entered into the First Agreement, pursuant to which the Company sold to 31 Group, 750,000 of the Company’s Series A Preferred Stock, and the Series A Warrants, for a purchase price of $750,000. The Company also issued the Series A Commitment Shares.

On February 11, 2015, the Company entered into the Second Agreement, pursuant to which the Company sold to 31 Group 350,000 of the Company’s Series B Preferred Stock, and the Series B Warrants, for a purchase price of $350,000. The Company also issued the Series B Commitment Shares.

On February 24, 2014, the Company entered into the Third Agreement, pursuant to which the Company sold to the Investors, 1,800,000 of the Company’s Series C Convertible Stock, and the Series C Warrants, for a purchase price of $1,800,000. The Company also issued the Series C Commitment Shares.

The Preferred Stock and the Commitment Shares were issued pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-197820), filed with the SEC in accordance with the provisions of the Securities Act and declared effective on August 21, 2014. The Warrants were offered and sold in reliance upon exemptions from registration pursuant to under the Securities Act (“Regulation D”).

NASDAQ Listing Requirements and the Necessity of Stockholder Approval

The Company is subject to the NASDAQ Stock Market’s Listing Rules because our Common Stock is currently listed on the NASDAQ Capital Market. Pursuant to NASDAQ Listing Rule 5635(d), shareholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving: (i) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The majority stockholders holding 50.02% of our outstanding voting stock on February 24, 2014, in accordance with Nasdaq Listing Rule 5635(d), pursuant to the Agreements, approved of the issuance of all of the Preferred Stock, including, without limitation, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, without regard to any limitations set forth in the respective Certificates of Designation; the Common Stock issuable upon conversion of the Preferred Stock; the Commitment Shares, including, without limitation, the Series A Commitment Shares, the Series B Commitment Shares and the Series C Commitment Shares; the Warrants, including, without limitation, the Series A Warrants, the Series B Warrants and the Series C Warrants; and, all of the Common Stock issuable upon exercise of the Warrants.

The consent we have received constitutes the only stockholder approval required under the Delaware General Corporation Law, Nasdaq Listing Rule 5635(d), our Certificate of Incorporation, and Bylaws, to approve the issuance of the Preferred Stock, the Warrants and the Commitment Shares, as well as the Common Stock issuable upon exercise of the Warrants, and the Common Stock issuable upon conversion of the Preferred Stock. Our Board of Directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

The action taken by written consent of the holders of a majority of our outstanding voting stock will not become effective until the date that is twenty (20) calendar days after the enclosed Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND A PROXY

BACKGROUND

As previously reported, we entered into the Agreements whereby we issued shares of the Preferred Stock, the Warrants and the Commitment Shares, as well as the Common Stock issuable upon exercise of the Warrants, and the Common Stock issuable upon conversion of the Preferred Stock.

Stockholders Entitled to Receive Notice of Action by Written Consent

Under Section 228 of the General Corporation Law of the State of Delaware, or the DGCL, our Certificate of Incorporation, as amended, and our Bylaws, as amended, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which shares entitled to vote thereon consented to such action in writing. Prompt notice of any action so taken by written consent must be provided to all holders of our Common Stock as of the Record Date.

Each share of our Common Stock entitles its holder to one vote on each matter submitted to stockholders. Holders of our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are not entitled to vote on matters submitted to stockholders. As of the Record Date, 33,844,846 shares of Common Stock were outstanding and entitled to take action by written consent and to receive notice of the action taken by written consent, and 16,922,423 shares voted in favor of the actions to be taken, constituting 50.02%% of the total shares of Common Stock outstanding as of the Record Date.

NASDAQ Listing Requirements and Necessity for Stockholder Approval

The Company is subject to the NASDAQ Stock Market’s Listing Rules because our Common Stock is currently listed on the NASDAQ Capital Market. Pursuant to NASDAQ Listing Rule 5635(d), shareholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving: (i) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The securities issued pursuant to the Agreements, including shares of our Common Stock to be issued upon conversion of the Preferred Stock and upon exercise of the Warrants would represent over 20% of the voting rights of all of our stockholders, as of the Record Date, should such conversions all occur at once.

Pursuant to the written consent, we have obtained the stockholder approval necessary under NASDAQ Marketplace Rule 5635(d) to approve of the issuances of the Preferred Stock, and upon the exercise of the Warrants and the Commitment Shares, as well as the Common Stock issuable upon exercise of the Warrants, and the Common Stock issuable upon conversion of the Preferred Stock.

Effective Date of Action by Written Consent

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the earliest date that the corporate action being taken pursuant to the written consent can become effective is 20 calendar days after the first mailing or other delivery of this Information Statement. On the 20th calendar day after the first mailing or other delivery of this Information Statement, the action taken by written consent of the holders of a majority of our outstanding voting stock described above will become effective. We recommend that you read this Information Statement in its entirety for a full description of the action approved by the holders of a majority of our outstanding Common Stock.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the issuance of shares of the Preferred Stock, the Common Stock issuable upon conversion of the Preferred Stock, the Commitment Shares, the Warrants and the Common Stock issuable upon exercise of the Warrants.

DESCRIPTION OF SECURITIES

Series A Preferred Stock

Ranking

The Series A Preferred Stock will rank with respect to dividend rights and/or rights upon distributions, liquidation, dissolution or winding up of the Company senior to all of our Common Stock and other classes of capital stock, unless the holders of a majority of the outstanding shares of Series A Preferred Stock consent to the creation of parity stock or senior preferred stock.

Liquidation Preference of Preferred Stock

Upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, before the payment of any amount to the holder of shares of junior stock, but pari passu with any parity stock, the holders of Series A Preferred Stock are entitled to receive an amount equal to the greater of (i) the stated value of the Series A Preferred Stock or (ii) the amount the holder of Series A Preferred Stock would receive if such holder converted the Series A Preferred Stock into Common Stock immediately prior to the date of the liquidation event, including accrued and unpaid dividends.

Dividends on Preferred Stock

Holders of Series A Preferred Stock shall be entitled to receive from the first date of issuance of the Series A Preferred Stock until the date that is twelve (12) months from the issuance date (the “Series A Maturity Date”) cumulative dividends at a rate of 7.0% per annum on a compounded basis. The Company shall have the right to pay dividends in cash or shares of Common Stock on the Series A Maturity Date or in cash on any applicable redemption date or, with respect to Series A Preferred Stock subject to conversion into Common Stock, as part of the conversion amount.

Redemption of Preferred Stock

Upon the occurrence of certain triggering events (including the Series A Preferred Stock or Common Stock underlying the Series A Preferred Stock is not freely tradeable without restriction; the failure of the Common Stock to be listed on the NASDAQ Capital Market or other national securities exchange; and bankruptcy, insolvency, reorganization or liquidation proceedings instituted against the Company shall not be dismissed in thirty (30) days or the voluntary commencement of such proceedings by the Company), the holder of Series A Preferred Stock shall have the right to require the Company, by written notice, to redeem all or any of the shares of Series A Preferred Stock at a price equal to the greater of (i) 125% of the conversion amount to be redeemed and (ii) the product of (a) the conversion amount divided by 85% of the average of the five (5) lowest volume weighted average prices of the Common Stock during the twenty (20) consecutive trading day period ending the trading day immediately preceding the delivery of the applicable conversion notice multiplied by (b) 125% of the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such triggering event and ending on the date the Company makes the entire redemption payment to the holder of Series A Preferred Stock.

Upon the occurrence of a change in control of the Company, a holder of Series A Preferred Stock shall have the right to require the Company to redeem all or any portion of the Series A Preferred Stock at a price equal to 125% of the stated value of the Series A Preferred Stock. In addition, so long as certain conditions do not exist (including the Company shall have timely delivered any Common Stock upon the conversion of the Series A Preferred Stock), then the Company shall have the right to redeem all, but not less than all, of the Series A Preferred Stock outstanding in cash at a price equal to the sum of (i) 125% of the stated value of the Series A Preferred Stock and (ii) all accrued and unpaid dividends thereon.

At any time from and after the tenth (10) business day prior to the date of maturity, a holder of the Series A Preferred Stock may require the Company to redeem all or any number of Series A Preferred Stock shares held by such holder at a purchase price equal to 105% of the conversion amount of such Series A Preferred Stock shares.

Conversion Rights of Preferred Stock

A holder of Series A Preferred Stock shall have the right to convert the Series A Preferred Stock, in whole or in part, upon written notice to the Company at a conversion price equal to the lower of (i) $2.00 or (ii) 85% of the average of the five (5) lowest volume weighted average prices of the Common Stock during the twenty (20) consecutive trading day period ending the trading day immediately preceding the delivery of the applicable conversion notice (as adjusted for stock splits, share combinations and similar transactions).

Fundamental Transaction

The Company shall use its commercially reasonable efforts to not enter into a “fundamental transaction” unless the successor entity assumes the obligations of the Company under the Certificate of Designations and the successor entity (including its parent entity) is a publicly traded company whose shares of common stock are quoted or listed on an eligible national securities exchange. Upon a change of control of the Company, a holder of Series A Preferred Stock shall have the right to require the Company to redeem all or any portion of the Series A Preferred Stock at the applicable premium redemption price. A fundamental transaction is a transaction in which (i) the Company, directly or indirectly, in one or more related transactions, (a) consolidates or merges with or into any other entity (except where the Company is the surviving entity), (b) sells, leases, licenses, assigns, transfers, conveys or otherwise disposes of all or substantially all of its properties or assets to any other entity, (c) allows any other entity to make a purchase, tender or exchange offer that is accepted by such holders of more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the entity making or party to, or associated or affiliated with the entity making or party to, such purchase, tender or exchange offer), or (d) consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other entity whereby such other entity acquires more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the other entity making or party to, or associated or affiliated with the other entity making or party to, such stock or share purchase agreement or other business combination), or (e) reorganizes, recapitalizes or reclassifies the Common Stock (which shall not include a reverse stock split), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended, (the “Exchange Act”) and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of the Company.

Voting Rights

Except with respect to certain material changes in the terms of the Series A Preferred Stock and certain other matters, and except as may be required by Delaware law, holders of Series A Preferred Stock shall have no voting rights. The approval of a majority of the holders of the Series A Preferred Stock is required to amend the Certificate of Designations.

Series B Preferred Stock

Ranking

The Series B Preferred Stock will rank pari passu with our Series A Preferred Stock, with respect to dividend rights and/or rights upon distributions, liquidation, dissolution or winding up of the Company. The Series B Preferred Stock will rank with respect to dividend rights and/or rights upon distributions, liquidation, dissolution or winding up of the Company senior to all of our common stock and other classes of capital stock other than the Series A Preferred Stock, unless the holders of a majority of the outstanding shares of Series B Preferred Stock consent to the creation of parity stock other than the Series A Preferred Stock or senior preferred stock.

Liquidation Preference of Preferred Stock

Upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, before the payment of any amount to the holder of shares of junior stock, but pari passu with any parity stock, the holders of Series B Preferred Stock are entitled to receive an amount equal to the greater of (i) the stated value of the

Series B Preferred Stock or (ii) the amount the holder of Series B Preferred Stock would receive if such holder converted the Series B Preferred Stock into Common Stock immediately prior to the date of the liquidation event, including accrued and unpaid dividends.

Dividends on Preferred Stock

Holders of Series B Preferred Stock shall be entitled to receive from the first date of issuance of the Series B Preferred Stock until the date that is twelve (12) months from the issuance date (the “Series B Maturity Date”), cumulative dividends at a rate of 7.0% per annum on a compounded basis. The Company shall have the right to pay dividends in cash or shares of Common Stock on the Series B Maturity Date or in cash on any applicable redemption date or, with respect to Series B Preferred Stock subject to conversion into Common Stock, as part of the conversion amount.

Redemption of Preferred Stock

Upon the occurrence of certain triggering events (including the Series B Preferred Stock or Common Stock underlying the Series B Preferred Stock is not freely tradeable without restriction; the failure of the Common Stock to be listed on the NASDAQ Capital Market or other national securities exchange; and bankruptcy, insolvency, reorganization or liquidation proceedings instituted against the Company shall not be dismissed in thirty (30) days or the voluntary commencement of such proceedings by the Company), the holder of Series B Preferred Stock shall have the right to require the Company, by written notice, to redeem all or any of the shares of Series B Preferred Stock at a price equal to the greater of (i) 125% of the conversion amount to be redeemed and (ii) the product of (a) the conversion amount divided by the lower of (x) $2.00 or (y) 85% of the lowest volume weighted average price of the Common Stock of the Company during the five (5) consecutive trading day period ending and including the trading day immediately preceding the delivery of the applicable conversion notice multiplied by (b) 125% of the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such triggering event and ending on the date the Company makes the entire redemption payment to the holder of Series B Preferred Stock.

Upon the occurrence of a change in control of the Company, a holder of Series B Preferred Stock shall have the right to require the Company to redeem all or any portion of the Series B Preferred Stock at a price equal to 125% of the stated value of the Series B Preferred Stock. In addition, so long as certain conditions do not exist (including the Company shall have timely delivered any Common Stock upon the conversion of the Series B Preferred Stock), then the Company shall have the right to redeem all, but not less than all, of the Series B Preferred Stock outstanding in cash at a price equal to the sum of (i) 125% of the stated value of the Series B Preferred Stock and (ii) all accrued and unpaid dividends thereon.

At any time from and after the tenth (10th) business day prior to the Series B Maturity Date, a holder of the Series B Preferred Stock may require the Company to redeem all or any number of Series B Preferred Stock held by such holder at a purchase price equal to 105% of the conversion amount of such Series B Preferred Stock.

Conversion Rights of Preferred Stock

A holder of Series B Preferred Stock shall have the right to convert the Series B Preferred Stock, in whole or in part, upon written notice to the Company at a conversion price equal to the lower of (i) $2.00 or (ii) 85% of the lowest volume weighted average price of the Common Stock during the five (5) consecutive trading day period ending and including the trading day immediately preceding the delivery of the applicable conversion notice (as adjusted for stock splits, share combinations and similar transactions).

Fundamental Transaction

The Company shall use its commercially reasonable efforts to not enter into a “fundamental transaction” unless the successor entity assumes the obligations of the Company under the Certificate of Designations and the successor entity (including its parent entity) is a publicly traded company whose shares of common stock are quoted or listed on an eligible national securities exchange. Upon a change of control of the Company, a holder of Series B Preferred Stock shall have the right to require the Company to redeem all or any portion of the Series B Preferred Stock at the applicable premium redemption price. A fundamental transaction is a transaction in which (i) the Company, directly or indirectly, in one or more related transactions,

(a) consolidates or merges with or into any other entity (except where the Company is the surviving entity), (b) sells, leases, licenses, assigns, transfers, conveys or otherwise disposes of all or substantially all of its properties or assets to any other entity, (c) allows any other entity to make a purchase, tender or exchange offer that is accepted by such holders of more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the entity making or party to, or associated or affiliated with the entity making or party to, such purchase, tender or exchange offer), or (d) consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other entity whereby such other entity acquires more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the other entity making or party to, or associated or affiliated with the other entity making or party to, such stock or share purchase agreement or other business combination), or (e) reorganizes, recapitalizes or reclassifies the Common Stock (which shall not include a reverse stock split), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended, (the “Exchange Act”) and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of the Company.

Voting Rights

Except with respect to certain material changes in the terms of the Series B Preferred Stock and certain other matters, and except as may be required by Delaware law, holders of Series B Preferred Stock shall have no voting rights. The approval of a majority of the holders of the Series B Preferred Stock is required to amend the Certificate of Designations.

Series C Preferred Stock

Ranking

The Series C Preferred Stock will rank pari passu with our Series A Preferred Stock, and our Series B Preferred Stock, with respect to dividend rights and/or rights upon distributions, liquidation, dissolution or winding up of the Company. The Series C Preferred Stock will rank with respect to dividend rights and/or rights upon distributions, liquidation, dissolution or winding up of the Company senior to all of our Common Stock and other classes of capital stock other than the Series A Preferred Stock, unless the holders of a majority of the outstanding shares of Series C Preferred Stock consent to the creation of parity stock other than the Series A Preferred Stock, Series B Preferred Stock, or senior preferred stock.

Liquidation Preference of Preferred Stock

Upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, before the payment of any amount to the holder of shares of junior stock, but pari passu with any parity stock, the holders of Series C Preferred Stock are entitled to receive an amount equal to the greater of (i) the stated value of the Series C Preferred Stock or (ii) the amount the holder of Series C Preferred Stock would receive if such holder converted the Series C Preferred Stock into Common Stock immediately prior to the date of the liquidation event, including accrued and unpaid dividends.

Dividends on Preferred Stock

Holders of Series C Preferred Stock shall be entitled to receive from the first date of issuance of the Series C Preferred Stock until the date that is twelve (12) months from the issuance date (the “Series C Maturity Date”) cumulative dividends at a rate of 7.0% per annum on a compounded basis. The Company shall have the right to pay dividends in cash or shares of Common Stock on the Series C Maturity Date or in cash on any applicable redemption date or, with respect to Series C Preferred Stock subject to conversion into Common Stock, as part of the conversion amount.

Redemption of Preferred Stock

Upon the occurrence of certain triggering events (including the Series C Preferred Stock or Common Stock underlying the Series C Preferred Stock is not freely tradeable without restriction; the failure of the Common Stock to be listed on the NASDAQ Capital Market or other national securities exchange; and bankruptcy, insolvency, reorganization or liquidation proceedings instituted against the Company shall not be dismissed in thirty (30) days or the voluntary commencement of such proceedings by the Company), the holder of Series C Preferred Stock shall have the right to require the Company, by written notice, to redeem all or any of the shares of Series C Preferred Stock at a price equal to the greater of (i) 125% of the conversion amount to be redeemed and (ii) the product of (a) the conversion amount divided by the lower of (x) $2.00 or (y) 85% of the lowest volume weighted average price of the Common Stock during the five (5) consecutive trading day period ending and including the trading day immediately preceding the delivery of the applicable conversion notice multiplied by (b) 125% of the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such triggering event and ending on the date the Company makes the entire redemption payment to the holder of Series C Preferred Stock.

On each of March 12, 2015, March 24, 2015, April 12, 2015 and April 24, 2015, upon the Company’s failure to met certain conditions (including the Common Stock failing to maintain a minimum trading price and the Common Stock failing to maintain certain trading volumes) during the period between the initial issuance date of the Series C Preferred Stock and the relevant determination date, the holders of Series C Preferred Stock shall have the right to require the Company, by written notice, to redeem in cash up to $300,000 of the Series C Preferred Stock, at a price equal to the sum of (i) the stated value of Series C Preferred Stock to be redeemed multiplied by 105% (for redemptions occurring within the first thirty days of the initial issuance date) or 110% (for redemptions occurring during the period between thirty and sixty days of the initial issuance date) plus (ii) all accrued and unpaid dividends thereon until the date of the redemption.

Upon the occurrence of a change in control of the Company, a holder of Series C Preferred Stock shall have the right to require the Company to redeem all or any portion of the Series C Preferred Stock at a price equal to 125% of the stated value of the Series C Preferred Stock. In addition, so long as certain conditions do not exist (including the Company shall have timely delivered any Common Stock upon the conversion of the Series C Preferred Stock), then the Company shall have the right to redeem all, but not less than all, of the Series C Preferred Stock outstanding in cash at a price equal to the sum of (i) 125% of the stated value of the Series C Preferred Stock and (ii) all accrued and unpaid dividends thereon.

At any time from and after the tenth (10th) business day prior to the Series C Maturity Date, a holder of the Series C Preferred Stock may require the Company to redeem all or any number of Series C Preferred Stock held by such holder at a purchase price equal to 105% of the conversion amount of such Series C Preferred Stock.

Conversion Rights of Preferred Stock

A holder of Series C Preferred Stock shall have the right to convert the Series C Preferred Stock, in whole or in part, upon written notice to the Company at a conversion price equal to the lower of (i) $2.00 or (ii) 85% of the lowest volume weighted average price of the Common Stock during the five (5) consecutive trading day period ending and including the trading day immediately preceding the delivery of the applicable conversion notice (as adjusted for stock splits, share combinations and similar transactions).

Fundamental Transaction

The Company shall use its commercially reasonable efforts to not enter into a “fundamental transaction” unless the successor entity assumes the obligations of the Company under the Certificate of Designations and the successor entity (including its parent entity) is a publicly traded company whose shares of common stock are quoted or listed on an eligible national securities exchange. Upon a change of control of the Company, a holder of Series C Preferred Stock shall have the right to require the Company to redeem all or any portion of the Series C Preferred Stock at the applicable premium redemption price. A fundamental transaction is a transaction in which (i) the Company, directly or indirectly, in one or more related transactions, (a) consolidates or merges with or into any other entity (except where the Company is the surviving entity), (b) sells, leases, licenses, assigns, transfers, conveys or otherwise disposes of all or substantially all of its properties or assets to any other entity, (c) allows any other entity to make a purchase, tender or exchange offer that is accepted by such holders of more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the entity making or party to, or associated or affiliated with the entity making or party to, such purchase, tender or exchange offer), or (d) consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other entity whereby such other entity acquires more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the other entity making or party to, or associated or affiliated with the other entity making or party to, such stock or share purchase agreement or other business combination), or (e) reorganizes, recapitalizes or reclassifies the Common Stock (which shall not include a reverse stock split), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended, (the “Exchange Act”) and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of the Company.

Voting Rights

Except with respect to certain material changes in the terms of the Series C Preferred Stock and certain other matters, and except as may be required by Delaware law, holders of Series C Preferred Stock shall have no voting rights. The approval of a majority of the holders of the Series C Preferred Stock is required to amend the Certificate of Designations.

Warrants

All of the Warrants are exercisable immediately for a period of five years from their issue date. The exercise price with respect to the Warrants is $2.00 per share. The exercise price for the Warrants is subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee has any substantial interest in the matters acted upon by our Board and shareholders, other than his role as an officer, director or director nominee.

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 33,844,846 shares of Common Stock at a par value of $0.00001 per share. As of the date of the Consent by the Majority Stockholders, February 24, 2015, the Company had 33,844,846 shares of Common Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for stockholder approval.

On February 24, 2015, the holders of 16,922,423 shares or 50.02% of the outstanding shares of our Common Stock executed and delivered to the Company a written consent approving the action set forth herein. Since the action has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The DGCL provides in substance that unless the Company’s articles of incorporation provide otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 27, 2015, information regarding beneficial ownership of our capital stock by:

•	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
•	Each of our named executive officers;
•	Each of our directors; and
•	All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC’) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within sixty (60) days of February 27, 2015. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

Common Stock subject to stock options currently exercisable or exercisable within sixty (60) days of February 27, 2015, are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o xG Technology, Inc., 240 S. Pineapple Avenue, Suite 701, Sarasota, Florida 34236.

Name and address of beneficial owner:	Amount and Nature of Beneficial Ownership	Percent of class of Common Stock(1)
5% Stockholders:
MB Technology Holdings, LLC (“MBTH”)(2)	12,367,009	34.39%
Named Executive Officers and Directors:
George F. Schmitt(3)	15,469,456	42.28%
John C. Coleman(4)	140,086	*
Roger G. Branton(5)	12,607,536	34.91%
James Woodyatt(6)	42,582	*
Belinda Marino(7)	5,354	*
Gary Cuccio(8)	4,762	*
Richard L. Mooers(9)	13,023,615	35.93%
Ken Hoffman(10)	21,672	*
Raymond M. Sidney(11)	20,244	*
James T. Conway		*
All executive officers and directors as a group (10 persons):	4,234,279	12.32%

*	Less than 1%
(1)	Based on 33,844,846 shares of Common Stock issued and outstanding as of February 27, 2015. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.
(2)	Includes 2,120,778 shares of Common Stock underlying options and warrants that are presently exercisable.

(3)	Includes 2,476,852 shares of Common Stock and 625,595 shares of Common Stock underlying options and warrants that are presently exercisable, held directly by Mr. Schmitt, and 10,246,231 shares of Common Stock and warrants and 2,120,778 shares of Common Stock underlying options and warrants that are presently exercisable, beneficially owned through MBTH. Mr. Schmitt has a direct 36.34% ownership interest in MBTH. In addition, Mr. Schmitt, through his employment agreement as CEO of MBTH, has been granted an option to purchase MBTH shares sufficient to give him five percent (5%) of the equity ownership of MBTH shares, based on MBTH’s total capitalization as of the date of execution of his employment agreement with MBTH and fully diluted to incorporate all shares issued and amounts paid in the exercise of such options.
(4)	Includes 90,155 shares of Common Stock and 49,931 shares of Common Stock underlying options and warrants that are presently exercisable.
(5)	Includes 79,690 shares of Common Stock and 146,552 shares of Common Stock underlying options and warrants that are presently exercisable, beneficially owned through Branton Partners, LLC, of which various family entities, including Mr. Branton’s spouse, children and trusts for the benefit of Mr. Branton’s children, beneficially own 100%, 14,285 shares beneficially owned through Mooers Branton and Company (“MBC”), of which Mr. Branton is a 20% owner, and 10,246,231 shares of Common Stock and 2,120,778 shares of Common Stock underlying options and warrants that are presently exercisable, beneficially owned through MBTH. Mr. Branton beneficially holds 20% of the issued share capital of MB Merchant Group, LLC, which has a 45.23% ownership interest in MBTH.
(6)	Includes 8,297 shares of Common Stock and 34,285 shares of Common Stock underlying options that are presently exercisable.
(7)	Includes 1,570 shares of Common Stock and 3,784 shares of Common Stock underlying options that are presently exercisable.
(8)	Includes 4,762 shares of Common Stock underlying options that are presently exercisable.
(9)	Includes 9,127 shares of Common Stock. Richard Mooers’ family entities and trusts for the benefit of his and his wife’s children hold 80% of the share capital of MBMG and MBC. MBTH owns 10,246,231 shares of Common Stock and 2,120,778 shares of Common Stock underlying options that are presently exercisable in xG. MBMG owns 45.23% of MBTH. Mooers Partners, LLC (“MP”) owns 290,590 shares of Common Stock and 258,352 shares of Common Stock underlying options and warrants that are presently exercisable in xG. MP is owned by various trusts for the benefit of Mr. Mooers’ children. Additionally, a trust for the benefit of Mr. Mooers’ children also owns 55,025 shares of Common Stock and 27,513 shares of Common Stock underlying warrants that are presently exercisable in xG. MBC directly owns 14,285 shares of xG. 1,714 shares of xG are held by Mr. Mooers’ children directly. As the children reside in Mr. Mooers’ household, he is required to claim beneficial ownership and does.
(10)	Includes 15,482 shares of Common Stock and 6,190 shares of Common Stock underlying options that are presently exercisable.
(11)	Includes 15,482 shares of Common Stock and 4,762 shares of Common Stock underlying options that are presently exercisable.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward looking statements that involve risks and uncertainties, principally in the section entitled “Description of Securities.” All statements other than statements of historical fact contained in this Information Statement, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Information Statement. Before you invest in our securities, you should be aware that the occurrence of the events described in this Information Statement could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Information Statement to conform our statements to actual results or changed expectations.

ADDITIONAL INFORMATION

We file reports with the Securities and Exchange Commission (the “SEC”). These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to the Securities Exchange Act of 1934, as amended. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one information statement is being delivered to multiple security holders of record (and those holding through a broker account) sharing an address unless the registrant has received contrary instructions from one or more of the security holders.

We hereby undertake to deliver promptly upon written or oral request a separate copy of this information statement to security holders at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify us that you wish to receive a separate copy of this information statement.

In addition, if you are a security holder sharing an address with other security holders of our Company receiving multiple copies of our annual reports, information statements, or Notices of Internet Availability of Proxy Materials and you wish to receive a single copy, you may notify us, as follows.

All requests should be directed to: xG Technology, Inc., at 240 S. Pineapple Avenue, Suite 701, Sarasota, Florida, 34236, RE: Information Statement Request or by calling us at (941) 953-9035.

The entire cost of furnishing this Information Statement, which is expected not to exceed $[    ], will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to beneficial owners of the Common Stock held of record by them.

BY ORDER OF THE BOARD OF DIRECTORS OF
xG TECHNOLOGY, INC.

/s/ Belinda Marino

Belinda Marino
Secretary

March   , 2015